Supplement dated January 9, 2013

To

DAVIS NEW YORK VENTURE FUND

Statutory Prospectus dated November 28, 2012

This Section of the prospectuses titled “Class A Shares Front-End Sales Charge Waivers” has been supplemented as follows:

s)	During the period from January 9, 2013 through June 30, 2013, participants in the Unified Managed Account (“UMA”) Program of Merrill Lynch, Pierce, Fenner & Smith Inc. having assets in the Large Cap Value strategy employing a portfolio model furnished by Davis Advisors may purchase Class A shares of Davis New York Venture Fund at net asset value with no sales charge and no deferred sales charge to the extent of their balance in their UMA account.